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32.1     Certification of the Chief Executive Officer and Chief Financial
         Officer of Diversified Opportunities pursuant to Section 906 of the Sarbanes Oxley Act of 2002


                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form 10-Q of Diversified Opportunities (the "Company") for the quarter ended March 31, 2008 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned Michael Anthony, Chief Executive Officer and Chief Financial Officer of Diversified Opportunities, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: May 15, 2008

                                      /s/Michael Anthony
                                      -----------------------
                                      Michael Anthony
                                      Chief Executive Officer

                                      /s/ Michael Anthony
                                      -----------------------
                                      Michael Anthony
                                      Chief Financial Officer